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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 23, 2006
                                                         ----------------


                           First Franklin Corporation
       -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                        0-16362                 31-1221029
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


                   4750 Ashwood Drive, Cincinnati, Ohio 45241
                -- ---------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (513) 469-5352
                                                           ---------------

         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


         (a) - (c). Not applicable.

         (d) On January 23, 2006, the Board of Directors of First Franklin Corporation (the "Company") appointed John J. Kuntz as a director of the Company to fill the vacancy in the class of directors whose terms expire in 2007 created by the death of Rev. Donald E. Newberry, Sr. Mr. Kuntz, age 53, has served as a director of The Franklin Savings and Loan Company, a wholly-owned subsidiary of the Company, since April 2003. Mr. Kuntz qualifies as an "independent director" under Rule 4200(a)(15) of The Nasdaq Stock Market, Inc. ("Nasdaq") and will serve on the Company's Audit Committee and Nominating Committee.

         On December 1, 2005, the Company received a deficiency letter from Nasdaq informing the Company that, due to Rev. Newberry's death, it was not in compliance with the independent director and audit committee requirements set forth in Nasdaq Rule 4350. With Mr. Kuntz's appointment as a director, the Company now satisfies the independent director and audit committee requirements, and it has notified Nasdaq that it has regained compliance with Rule 4350.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01         Financial Statements and Exhibits.

         (a) - (b). Not applicable.

         (c) Exhibits.

           Exhibit No.       Description
           -----------       -----------

                99 Press Release of First Franklin Corporation dated February 1, 2006



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FIRST FRANKLIN CORPORATION



                                  By: /s/ Daniel T. Voelpel
                                      -----------------------------------------
                                      Daniel T. Voelpel
                                      Vice President and Chief Financial Officer


Date:  February 1, 2006